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                                                                                                                        Exhibit 5(a)
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MINNESOTA LIFE                                                                                         VARIABLE ANNUITY APPLICATION

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Minnesota Life Insurance Company - Annuity Services - 400 Robert Street North - St Paul, Minnesota 55101-2098 -
Toll Free 1-800-362-3141
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OWNER (PLEASE PRINT)                                                   ANNUITANT (IF OTHER THAN OWNER)
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NAME                                                                   NAME

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ADDRESS                                                                ADDRESS

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CITY, STATE, ZIP                                                       CITY, STATE, ZIP

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DATE OF BIRTH     SEX            TAXPAYER I.D.(SOC SEC # OR EIN)       DATE OF BIRTH   SEX            SOCIAL SECURITY NUMBER

                  / /M  / /F                                                           / /M  / /F
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JOINT OWNER (OPTIONAL - MUST BE SPOUSE OF OWNER)                       JOINT ANNUITANT (OPTIONAL - MUST BE SPOUSE OF ANNUITANT)
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NAME                                                                   NAME

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DATE OF BIRTH     SEX            SOCIAL SECURITY NUMBER                DATE OF BIRTH   SEX            SOCIAL SECURITY NUMBER
                  / /M  / /F                                                           / /M  / /F
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BENEFICIARY
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CLASS             NAME           RELATIONSHIP                          DATE OF BIRTH       SEX        SOCIAL SECURITY NUMBER
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                                                                                       / /M  / /F
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                                                                                       / /M  / /F
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                                                                                       / /M  / /F
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                                                                                       / /M  / /F
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TYPE OF PLAN (PLEASE CHECK ONLY ONE BOX - SEE REVERSE FOR ADDITIONAL INSTRUCTIONS)
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/ / Non-Qualified                                                      / / SIMPLE (SARSEP)
/ / IRA Rollover                                                       / / Tax Sheltered Annuity (IRC Section 403(b))
/ / IRA Transfer from existing IRA                                     / / Qualified Retirement Plan (IRC Section 401)
/ / Simplified Employee Pension (SEP)                                  / / Non-Qualified Deferred Compensation
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ANNUITY OPTION                                                         REPLACEMENT
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/ / Single life option commencing on                                   Will this contract applied for replace or change an existing
    ________ month ___ day                                             insurance or annuity contract?
/ / Joint life option commencing on
    ________ month ___ day                                            / / Yes* / / No

                                                                      *If yes, please provide your contract number and the name of the insurance company under Special Instructions.
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ANNUITY PAYMENT FREQUENCY                                             STATEMENT OF ADDITIONAL INFORMATION
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I wish the payment frequency to be                                    The Prospectuses for the Variable Annuity Account and the
/ / Monthly            / / Quarterly                                  Fund each refer to a Statement of Additional Information.
/ / Semi-Annually      / / Annually                                   Would you like us to send you a copy?    / / Yes    / / No
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SPECIAL INSTRUCTIONS OR REMARKS
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MHC-95-9328
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INVESTMENT SUITABILITY
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1. Are you an employee of Minnesota Life or a subsidiary?                                                         / / Yes    / / No
2. Are you a spouse or dependent child of an employee of Minnesota Life or a subsidiary?                          / / Yes    / / No
3. Are you an employee of an NASD firm?                                                                           / / Yes    / / No
4. Dependents:     / / Spouse  / / Children  Ages_____________________
5. Current Approximate:  Annual Income ________________  Assets $_________________  Debt $______________  Tax Bracket ____________%
6. Other Investments:

         Savings                     $________________           Balanced/Total Return Funds     $_________________
         Insurance Cash Values       $________________           Stock Funds                     $_________________
         Real Estate                 $________________           Bond Funds                      $_________________
         Business Interests          $________________           Individual Stocks               $_________________
         Retirement Funds            $________________           Individual Bonds                $_________________
         Other __________________    $________________

7. Ranking of Investment Objectives (Rank 1 - 5 in order of importance):

               _______ Capital Preservation/Conservative Income
               _______ Current Income
               _______ Total Return/Conservative Growth
               _______ Growth
               _______ Aggressive Growth

8. Risk Tolerance (check one):    / / Low Risk    / / Moderate Risk    / / High Risk

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SIGNATURES
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-  I have received and had an opportunity to read a current copy of the Variable Annuity Account Prospectus and the prospectus for the Advantus Series Fund, Inc.

-  I have been informed of all charges and expenses associated with this investment.

-  I understand that all payments and values of any contract issued, when based upon the investment experience of a Separate
   Account, are variable and are not guaranteed as to a fixed dollar amount. A contract guarantee for minimum payment amounts will be applicable in computing variable annuity payments.

-  Given my personal circumstances, this is a suitable investment.

I believe the information provided on this form is true and accurate to the best of my knowledge. I have read and agree with the above statement.

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SIGNED AT (City, State)                            DATE                AMOUNT REMITTED WITH APPLICATION

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SIGNATURE OF OWNER                                 SIGNATURE OF ANNUITANT (if other than owner)
X                                                  X
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SIGNATURE OF JOINT OWNER                           SIGNATURE OF JOINT ANNUITANT (if other than joint owner)
X                                                  X
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TO BE COMPLETED BY REPRESENTATIVE
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To the best of my knowledge this contract / / will / / will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home
Office.
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REPRESENTATIVE NAME (PRINT)                   REPRESENTATIVE SIGNATURE              AGENCY CODE            AGENT CODE
                                              X                                                                                   %
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                                              X                                                                                   %
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TO BE COMPLETED BY DEALER
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DEALER NAME                                  DATE           SIGNATURE OF AUTHORIZED DEALER
                                                            X
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THIS APPLICATION BECOMES EFFECTIVE ONLY UPON ITS ACCEPTANCE BY ASCEND FINANCIAL & SERVICES, INC.
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ACCEPTED BY                                  DATE           CONTRACT NUMBER               CASE NUMBER

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      See additional information for completion, including signatures, on back.

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WITHHOLDING ON ANNUITIZATION PAYMENTS (W-4P)
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If you require assistance in completing this section, please refer to the instructions for Internal Revenue Service Form W-4P.  Do not complete for Deferred Compensation plans, attach a separate W-4.

Complete the following applicable lines:

1   I elect not to have income tax withheld from my pension or annuity. (Do not complete lines 2 or 3.)..........>  / /

2   I want my withholding from each periodic pension or annuity payment to be figured using the number              ---------------
    of allowances and marital status shown.  (You may also designate an amount on line 3.).......................>  (Enter number
    Marital status:   / / Single    / / Married   / / Married, but withhold at higher Single rate                   of allowances.)

3   I want the following additional amount withheld from each pension or annuity payment.  NOTE:  FOR PERIODIC PAYMENTS,
    YOU CANNOT ENTER AN AMOUNT HERE WITHOUT ENTERING THE NUMBER (INCLUDING ZERO) OF ALLOWANCES ON LINE 2.........>  $

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DIRECT DEPOSIT
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    / / I wish to have my annuity payment direct deposited.

    / / I do not wish to have my annuity payment direct deposited.

I (we) authorize Minnesota Life to initiate deposits and corrections to adjust any deposits made in error to my (our) account indicated below.  I (we) authorize the financial institution named below to accept these deposits and/or corrections made to this account.

This authorization is to remain in full force and effect until Minnesota Life has received  written notice from me (or either of us if joint owners) of its termination in such time and manner as to afford Minnesota Life and the financial institution listed below a reasonable opportunity to act on it, or such time as Minnesota Life terminates this method of payment.

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NAME OF PAYEE(S)                                                                               ACCOUNT NUMBER (ATTACH VOIDED CHECK)

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NAME OF FINANCIAL INSTITUTION                                                                  BANK ROUTING NUMBER

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ADDRESS (Street, City, State, Zip)                                                             ACCOUNT TYPE
                                                                                               / / Checking    / / Savings
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BACKUP WITHHOLDING
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CERTIFICATION - Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to
     me), AND

(2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS - If you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return, you must cross out item (2) above.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

You are subject to backup withholding if:

   1) You fail to furnish us with your Taxpayer Identification Number, OR
   2) The IRS notifies us that you furnished an incorrect Taxpayer Identification Number, OR
   3) You have been notified by the IRS that you are subject to backup withholding.

In addition, you could be penalized by the IRS if:

   1) You fail to furnish us with your Taxpayer Identification Number - subject to $50.00 penalty.
   2) You fail to include in your gross income any portion of an includable payment - subject to 5% penalty.
   3) You make a false statement which results in no imposition of backup withholding - subject to $500.00 penalty.
   4) You falsify certificates or affirmations - subject to criminal penalties, including fines and/or imprisonment.

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NOTICE - FEDERAL TAX MATTERS - NON-QUALIFIED CONTRACTS - PLEASE READ CAREFULLY
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WITHDRAWALS OF CASH VALUE - When withdrawals are taken from the cash value of any immediate variable annuity contract, all amounts received by the taxpayer are taxable as ordinary income in the year in which the withdrawals are taken.  Those amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain in the contract.

ADDITIONAL PURCHASE PAYMENTS - When additional purchase payments are made under an existing immediate variable annuity contract, those purchase payments will not result in a recalculation of the owner's investment in the contract and a determination of a new exclusion amount.

For more information on these matters see your prospectus under the heading Federal Tax Status.  Consult with your tax adviser.

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SIGNATURE OF TAXPAYER                                                                          TAXPAYER'S SOCIAL SECURITY NUMBER
X
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                        PROOF OF AGE IS REQUIRED FOR THE ANNUITANT AND JOINT ANNUITANT (IF APPLICABLE).
                              PLEASE ATTACH A COPY OF YOUR DRIVER'S LICENSE OR BIRTH CERTIFICATE.
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